UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2015

CVS HEALTH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-01011	05-0494040
(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive
Woonsocket, Rhode Island	02895
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On October 6, 2015, CVS Health Corporation (the “Company”) announced the results as of 5:00 p.m., New York City time, on October 5, 2015 (“Early Tender Date”) of its (A) private exchange offers (“Exchange Offers”) to Eligible Holders (as defined below) to exchange new 4.75% Senior Notes due 2022 and new 5.00% Senior Notes due 2024 (collectively, the “New CVS Health Notes”), in each case issued by the Company, and cash payments for the 4.75% Senior Notes due 2022 (the “Existing Omnicare 2022 Notes”) and the 5.00% Senior Notes due 2024 (the “Existing Omnicare 2024 Notes” and, together with the Existing Omnicare 2022 Notes, the “Existing Omnicare Notes”), in each case issued by Omnicare, Inc. (“Omnicare”), which was recently acquired by the Company, and (B) solicitation of consents from Eligible Holders of Existing Omnicare Notes to proposed amendments that would eliminate substantially all restrictive covenants and certain events of default and other provisions of the indentures under which such Existing Omnicare Notes were issued (the “Proposed Amendments”).

The aggregate principal amount of Existing Omnicare 2022 Notes validly tendered and not validly withdrawn as of 5:00 p.m., New York City time, on the Early Tender Date was $384,801,000, representing approximately 96.2% of the $400,000,000 aggregate principal amount of outstanding Existing Omnicare 2022 Notes. The aggregate principal amount of Existing Omnicare 2024 Notes validly tendered and not validly withdrawn as of 5:00 p.m., New York City time, on the Early Tender Date, was $294,729,000, representing approximately 98.2% of the $300,000,000 aggregate principal amount of outstanding Existing Omnicare 2024 Notes.

The foregoing description of the New CVS Health Notes is not complete and is qualified in its entirety by reference to the full text of the New CVS Health Notes, copies of the forms which are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated in this Item 8.01 by reference.

As the consent of the Eligible Holders of a majority of the aggregate principal amount of the Existing Omnicare Notes outstanding of both series has been obtained, the Proposed Amendments for each series have been approved.

In connection with the early settlement of the New CVS Health Notes issued in the Exchange Offers, the Company entered into the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of October 9, 2015, among the Company and the dealer managers named therein. The interest rate on the New CVS Health Notes may increase in certain circumstances if the Company is not in timely compliance with its obligation to exchange or register the New CVS Health Notes pursuant to the terms of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.3 to this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

4.1	Form of 4.75% Senior Notes due 2022.

4.2	Form of 5.00% Senior Notes due 2024.

4.3	Registration Rights Agreement, dated as of October 9, 2015, among CVS Health Corporation and the dealer managers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

By:	/s/ David M. Denton
David M. Denton
Executive Vice President and
Chief Financial Officer

	Dated:	October 14, 2015

Exhibit Index

Exhibit No.	Description of Exhibit

4.1	Form of 4.75% Senior Notes due 2022.

4.2	Form of 5.00% Senior Notes due 2024.

4.3	Registration Rights Agreement, dated as of October 9, 2015, among CVS Health Corporation and the dealer managers named therein.

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